CLIPPER FUNDSM	Schedule of Investments
September 30, 2019 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (95.98%)
COMMUNICATION SERVICES – (14.89%)
Media & Entertainment – (14.89%)
Alphabet Inc., Class A *	41,810	$51,055,864
Alphabet Inc., Class C *	52,972	64,572,868
ASAC II L.P. *(a)(b)	407,313	422,058
Facebook, Inc., Class A *	237,730	42,334,958
	Total Communication Services	158,385,748
CONSUMER DISCRETIONARY – (17.31%)
Automobiles & Components – (1.70%)
Adient plc *	786,989	18,069,268
Consumer Services – (5.07%)
New Oriental Education & Technology Group, Inc., ADR (China)*	487,000	53,940,120
Retailing – (10.54%)
Alibaba Group Holding Ltd., ADR (China)*	125,210	20,938,868
Amazon.com, Inc. *	41,546	72,120,117
Naspers Ltd. - N (South Africa)	84,630	12,824,700
Prosus N.V., Class N (Netherlands)*	84,630	6,212,532
		112,096,217
	Total Consumer Discretionary	184,105,605
ENERGY – (3.21%)
Apache Corp.	1,333,999	34,150,374
	Total Energy	34,150,374
FINANCIALS – (47.46%)
Banks – (14.40%)
Bank of America Corp.	355,900	10,381,603
JPMorgan Chase & Co.	380,182	44,743,619
U.S. Bancorp	684,850	37,899,599
Wells Fargo & Co.	1,192,422	60,145,766
		153,170,587
Diversified Financials – (26.09%)
Capital Markets – (5.58%)
Bank of New York Mellon Corp.	1,312,723	59,348,207
Consumer Finance – (11.19%)
American Express Co.	426,126	50,402,183
Capital One Financial Corp.	754,173	68,614,660
		119,016,843
Diversified Financial Services – (9.32%)
Berkshire Hathaway Inc., Class A *	318	99,162,576
		277,527,626
Insurance – (6.97%)
Life & Health Insurance – (1.26%)
AIA Group Ltd. (Hong Kong)	1,418,970	13,406,322
Property & Casualty Insurance – (5.71%)
Markel Corp. *	51,337	60,675,200
		74,081,522
	Total Financials	504,779,735
HEALTH CARE – (2.39%)
Health Care Equipment & Services – (2.39%)
Quest Diagnostics Inc.	237,270	25,395,008
	Total Health Care	25,395,008

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2019 (Unaudited)

		Shares/Principal	Value
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (8.94%)
Capital Goods – (8.94%)
	Ferguson PLC (United Kingdom)	227,780	$16,647,170
	United Technologies Corp.	574,505	78,431,423
		Total Industrials	95,078,593
INFORMATION TECHNOLOGY – (1.78%)
Semiconductors & Semiconductor Equipment – (1.78%)
	Intel Corp.	366,500	18,885,745
		Total Information technology	18,885,745
	TOTAL COMMON STOCK – (Identified cost $678,882,301)		1,020,780,808
PREFERRED STOCK – (2.95%)
INDUSTRIALS – (2.95%)
Transportation – (2.95%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	524,409	26,709,251
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	91,609	4,665,839
		Total Industrials	31,375,090
	TOTAL PREFERRED STOCK – (Identified cost $24,712,474)		31,375,090
SHORT-TERM INVESTMENTS – (1.10%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.55%, 10/01/19, dated 09/30/19, repurchase value of $5,238,371 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-4.50%, 10/29/19-11/01/38, total market value $5,342,760)	$5,238,000	5,238,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 2.38%, 10/01/19, dated 09/30/19, repurchase value of $1,227,081 (collateralized by: U.S. Government agency mortgage in a pooled cash account 4.50%, 10/01/48, total market value $1,251,540)	1,227,000	1,227,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.45%, 10/01/19, dated 09/30/19, repurchase value of $5,238,356 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 02/01/43-10/01/49, total market value $5,342,760)	5,238,000	5,238,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $11,703,000)		11,703,000
	Total Investments – (100.03%) – (Identified cost $715,297,775)		1,063,858,898
	Liabilities Less Other Assets – (0.03%)		(269,749)
	Net Assets – (100.00%)		$1,063,589,149

ADR: American Depositary Receipt

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $31,797,148 or 2.99% of the Fund's net assets as of September 30, 2019.

(b)	The value of this security was determined using significant unobservable inputs.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2019 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Trustees. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2019 (Unaudited)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Common Stock:
Communication Services	$157,963,690	$–	$422,058	$158,385,748
Consumer Discretionary	184,105,605	–	–	184,105,605
Energy	34,150,374	–	–	34,150,374
Financials	504,779,735	–	–	504,779,735
Health Care	25,395,008	–	–	25,395,008
Industrials	95,078,593	–	–	95,078,593
Information Technology	18,885,745	–	–	18,885,745
Preferred Stock:
Industrials	–	–	31,375,090	31,375,090
Short-term securities	–	11,703,000	–	11,703,000
Total Investments	$1,020,358,750	$11,703,000	$31,797,148	$1,063,858,898

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the nine months ended September 30, 2019. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at September 30, 2019 was $2,754,244. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance January 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance September 30, 2019
Investments in Securities:
Common Stock	$398,067	$–	$23,991	$–	$–	$422,058
Preferred Stock	28,644,837	–	2,730,253	–	–	31,375,090
Total Level 3	$29,042,904	$–	$2,754,244	$–	$–	$31,797,148

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	September 30, 2019	Technique	Input(s)	Amount	an Increase in Input
Investments in Securities:
Common Stock	$422,058	Discounted Cash Flow	Annualized Yield	2.792%	Decrease

Preferred Stock	31,375,090	Market Approach	Transaction Price	$50.9321	Increase
Total Level 3	$31,797,148

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2019 (Unaudited)

Federal Income Taxes

At September 30, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$716,132,658
Unrealized appreciation	400,946,347
Unrealized depreciation	(53,220,107)
Net unrealized appreciation	$347,726,240

For information regarding the Fund’s other significant accounting policies, please refer to the Fund’s most recent Semi-Annual or Annual Shareholder Report.